                                                                  Exhibits 99.45

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

DYNAMIC CREDIT COLLATERAL ANALYSIS
MLMI 2006-WMC1
       ***USE ONLY THE COLLATERAL SUPPORTING THE TRANCHE WE ARE BUYING***

      *** ROW D USES TOTAL COLLATERAL SUPPORTING TRANCHE AS A DENOMINATOR,
                ALL OTHER ROWS USE ROW TOTALS AS A DENOMINATOR***

I. FICO AND LTV

                        Row - %     Wtd Avg
          FICO           Total       Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner
FICO Low  High   LTV  Collateral   Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ
--------  ----  ----  ----------  ----------  -------  -------  -------  -------  -----  -----  -------
     500   524  > 65%     1.98    212,213.31    515     41.38    79.82    8.295   79.94  10.65   100.00
     525   574  > 65%     8.49    213,947.11    553     41.92    82.51    7.895   78.77  12.46    99.01
     575   599  > 65%     9.59    184,769.23    588     42.14    83.48    7.623   71.86  15.24    99.09
     600   619  > 70%    14.73    187,136.50    610     42.80    84.25    7.714   72.73  12.83    98.40
     620   639  > 70%    13.80    197,293.74    629     42.17    84.33    7.587   69.54  14.67    97.06
     640   659  > 70%    13.62    191,170.68    649     42.67    84.09    7.620   65.34  14.04    97.70
     660   679  > 80%     3.44    113,881.50    669     41.44    94.21    8.731   66.02  12.71    91.58
     680   699  > 80%     2.14    120,302.26    689     42.62    94.13    8.578   61.36  12.23    91.96
     700   724  > 80%     1.76    109,397.67    711     42.47    95.13    8.501   69.14   9.01    86.38
     725   749  > 80%     1.34    130,375.86    735     42.78    94.95    8.470   76.28   7.43    85.50
     750  max   > 90%     0.60     87,370.12    773     43.00    98.97    9.311   58.24  16.81    92.23


          FICO           %       % 2+   % Full  % Ltd  % No         % Int   % With
FICO Low  High   LTV  Investor  family    Doc    Doc    Doc  % MI    Only  Seconds
--------  ----  ----  --------  ------  ------  -----  ----  ----   -----  -------
     500   524  > 65%   0.00      5.49   62.72  37.28  0.00    0     0.00    0.89
     525   574  > 65%   0.30      3.45   54.98  45.02  0.00    0     0.00    2.01
     575   599  > 65%   0.16      5.26   59.70  40.30  0.00    0     8.14   33.34
     600   619  > 70%   0.12      6.42   32.91  67.09  0.00    0    12.87   49.90
     620   639  > 70%   1.59      8.60   30.64  69.36  0.00    0    14.52   49.63
     640   659  > 70%   1.56      9.93   23.87  76.13  0.00    0    15.11   58.52
     660   679  > 80%   3.74     10.30   22.96  77.04  0.00    0    13.46    0.00
     680   699  > 80%   5.98     16.74   27.70  72.30  0.00    0    15.49    2.29
     700   724  > 80%   7.24     10.85   37.26  62.74  0.00    0    23.22    0.00
     725   749  > 80%   5.79      8.62   26.56  73.44  0.00    0    10.99    0.00
     750  max   > 90%   0.00      8.15   30.44  69.56  0.00    0     0.00    0.00

II. LTV AND DTI

                          Row - %     Wtd Avg
           LTV             Total       Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner
LTV Low    High    DTI  Collateral   Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ
-------  -------  ----  ----------  ----------  -------  -------  -------  -------  -----  -----  -------
 70.00%   79.99%  > 50%    0.76     245,394.81    595     52.73     75.68    6.886  71.94  17.31    97.66
 80.00%   84.99%  > 50%    4.77     257,113.43    639     52.95     80.33    6.905  66.07  14.77    96.10
 85.00%   89.99%  > 50%    0.80     280,982.41    607     53.72     86.94    7.171  69.57  12.81   100.00
 90.00%   94.99%  > 50%    1.30     260,757.34    635     53.58     90.49    7.338  64.87  12.79    87.55
 95.00%   99.99%  > 50%    1.07     221,808.37    625     53.42     95.01    7.881  51.69  27.41    89.67
100.00%  109.99%  > 50%    0.84      65,113.59    647     53.05    100.00   10.323  66.56  13.04    95.44
110.00%  max      > 50%


           LTV             %       % 2+   % Full  % Ltd  % No        % Int   % With
LTV Low    High    DTI  Investor  family    Doc    Doc    Doc  % MI   Only  Seconds
-------  -------  ----  --------  ------  ------  -----  ----  ----  -----  -------
 70.00%   79.99%  > 50%    2.34    5.94    60.84  39.16  0.00    0    0.00   12.17
 80.00%   84.99%  > 50%    0.33    6.21    54.36  45.64  0.00    0    6.28   82.35
 85.00%   89.99%  > 50%    0.00    7.04    46.89  53.11  0.00    0    0.00    6.13
 90.00%   94.99%  > 50%   12.45    8.28    55.67  44.33  0.00    0    3.70    0.00
 95.00%   99.99%  > 50%    2.88    4.52    74.32  25.68  0.00    0    0.77    0.00
100.00%  109.99%  > 50%    0.00    5.89    57.30  42.70  0.00    0    0.00    0.00
110.00%  max      > 50%

III. DTI AND FICO

                           Row - %    Wtd Avg
           DTI             Total       Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                % Owner
DTI Low   High    FICO  Collateral   Bal./Loan    FICO     DTI      LTV      GWAC   % SFD  % PUD    Occ
-------  ------  -----  ----------  ----------  -------  -------  -------  -------  -----  -----  -------
 20.00%  29.99%  < 550      0.64    171,856.23      527   26.00    75.28     8.366  83.04  10.89   100.00
 30.00%  34.99%  < 600      2.00    178,656.17      564   32.60    76.66     7.848  75.05  16.44    98.66
 35.00%  39.99%  < 675     11.25    191,355.71      615   37.67    81.70     7.657  72.20  14.70    97.65
 40.00%  44.99%  < 675     17.64    196,493.17      618   42.60    82.08     7.678  70.06  14.02    97.52
 45.00%  49.99%  < 700     26.78    198,988.27      623   47.64    82.66     7.713  68.42  13.03    97.78
 50.00%  54.99%  < 750      9.47    200,833.48      625   52.03    83.56     7.462  68.62  15.90    95.70
    56%  max     < 750      1.62    211,532.31   634.41   57.15    85.27   7.22965  54.04  13.76    95.65


           DTI             %       % 2+   % Full  % Ltd  % No        % Int   % With
DTI Low   High    FICO  Investor  family    Doc    Doc    Doc  % MI   Only  Seconds
-------  ------  -----  --------  ------  ------  -----  ----  ----  -----  -------
 20.00%  29.99%  < 550    0.00      0.00   61.32  38.68  0.00    0    0.00    2.58
 30.00%  34.99%  < 600    0.00      4.20   54.84  45.16  0.00    0    5.25   12.80
 35.00%  39.99%  < 675    0.38      5.53   34.18  65.82  0.00    0   15.62   37.66
 40.00%  44.99%  < 675    1.13      8.32   33.59  66.41  0.00    0   16.09   44.83
 45.00%  49.99%  < 700    0.54     10.49   30.16  69.84  0.00    0    9.21   47.36
 50.00%  54.99%  < 750    1.84      4.03   52.13  47.87  0.00    0    3.47   41.55
    56%  max     < 750    3.14     18.62   60.60  39.40  0.00    0    3.19    41.5

IV. LIMITED AND STATED DOC

                  Row - %     Wtd Avg
          FICO     Total       Curr.    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg                 % Owner     %
FICO Low  High  Collateral   Bal./Loan    FICO     DTI      LTV      GWAC   % SFD   % PUD    Occ    Investor
--------  ----  ----------  ----------  -------  -------  -------  -------  -----  ------  -------  --------
     500   524      0.96    225,100.23    515     39.69    72.29    8.368   81.69    9.64   100.00    0.00
     525   574      4.47    239,981.79    553     40.31    76.55    7.756   82.74    8.70    98.57    0.31
     575   599      4.32    241,011.50    587     40.84    80.32    7.592   71.81   11.02    97.97    0.36
     600   619     10.62    202,148.41    610     41.97    82.38    7.778   73.98   10.93    98.36    0.04
     620   639     10.14    210,007.78    629     41.77    82.72    7.709   70.06   12.89    96.97    1.75
     640   659     10.83    194,340.70    649     42.40    82.82    7.710   63.49   14.77    98.77    0.84
     660   679      9.04    201,079.77    669     41.36    83.42    7.625   60.36   14.42    96.36    0.72
     680   699      6.02    211,763.33    689     42.40    82.89    7.570   62.10   14.20    94.88    0.94
     700   724      4.73    195,123.19    710     41.13    83.59    7.564   72.42   15.30    92.03    1.31
     725   749      3.60    234,674.54    735     40.95    83.35    7.387   74.21    8.43    88.03    2.90
     750   max      2.73    217,063.72    774     40.46    82.47    7.419   69.12   15.37    92.10    2.15


          FICO   % 2+   % Full   % Ltd  % No        % Int
FICO Low  High  family    Doc     Doc    Doc  % MI   Only   % CA   % NY   %FL
--------  ----  ------  ------  ------  ----  ----  -----  -----  -----  ----
     500   524    7.13   0.00   100.00  0.00    0    0.00  30.50   8.96  9.96
     525   574    3.93   0.00   100.00  0.00    0    0.00  34.43   7.80  9.54
     575   599    7.62   0.00   100.00  0.00    0    5.46  43.25   9.68  6.68
     600   619    7.39   0.00   100.00  0.00    0    7.73  44.87   8.34  7.04
     620   639    9.51   0.00   100.00  0.00    0    9.69  45.81   7.97  3.77
     640   659   10.96   0.00   100.00  0.00    0    8.94  40.12   9.49  5.83
     660   679   12.83   0.00   100.00  0.00    0   23.40  47.15   5.89  7.14
     680   699   12.78   0.00   100.00  0.00    0   25.86  46.21   8.29  5.69
     700   724    5.75   0.00   100.00  0.00    0   34.72  53.09   4.08  4.43
     725   749    7.99   0.00   100.00  0.00    0   34.02  50.45   4.91  7.37
     750   max    7.22   0.00   100.00  0.00    0   35.57  55.64  10.62  3.65

V. HIGH LTV LOANS

                      ROW - %          WTD AVG      WTD AVG  WTD AVG  WTD AVG  WTD AVG
 LTV       LTV   TOTAL COLLATERAL  CURR. BAL./LOAN   FICO      DTI      LTV      GWAC   % SFD  % PUD  % OWNER OCC  % INVESTOR
-------  ------  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------  ----------
 80.00%   89.99%       9.61           266,045.36      613     41.66     85.38    7.319  74.25  11.41     96.37        1.78
 90.00%   94.99%       8.79           240,256.27      627     41.79     90.60    7.583  70.20  12.16     89.44        7.08
 95.00%   99.99%       5.77           166,796.26      623     42.62     95.17    8.404  67.22  14.85     93.39        2.26
100.00%  109.99%       9.49            67,068.39      661     42.85    100.00   10.585  67.30  14.28     97.60        0.02
110.00%   max


 LTV       LTV   % 2+ FAMILY  % FULL DOC  % LTD DOC  % NO DOC  % MI  % INT ONLY   % CA   %NY  % FL   2/28  3/27  5/25
-------  ------  -----------  ----------  ---------  --------  ----  ----------  -----  ----  ----  -----  ----  ----
 80.00%   89.99%    8.75         46.17      53.83      0.00    0.00     16.28    35.73  5.92  7.89  79.55  4.99  1.50
 90.00%   94.99%    8.33         44.98      55.02      0.00    0.00     17.70    33.42  9.22  7.07  79.39  5.76  3.14
 95.00%   99.99%    8.29         45.56      54.44      0.00    0.00      8.55    28.96  7.46  6.73  72.82  3.34  1.17
100.00%  109.99%    7.34         26.33      73.67      0.00    0.00      0.00    44.53  6.43   5.6   1.24  0.00  0.00
110.00%   max

VI. IO LOANS

FICO  FICO       ROW - %          WTD AVG      WTD AVG  WTD AVG  WTD AVG  WTD AVG
 LOW   LOW  TOTAL COLLATERAL  CURR. BAL./LOAN    FICO     DTI      LTV      GWAC   % SFD  % PUD  % OWNER OCC  % INVESTOR
----  ----  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------  ----------
 500   524
 525   574
 575   599        0.81           277,091.99      591     39.04    79.88    6.845   88.19   4.86     100.00       0.00
 600   619        1.96           273,021.47      610     39.12    81.28    6.841   76.97  12.53      97.50       0.00
 620   639        2.03           298,538.17      629     37.50    82.43    6.702   74.20  15.35      98.13       0.00
 640   659        2.07           301,594.01      648     41.75    82.46    6.650   67.65  14.23     100.00       0.00
 660   679        2.65           291,324.44      669     39.32    80.85    6.892   70.80  14.62      98.08       0.00
 680   699        2.06           306,820.57      689     41.01    80.10    6.795   64.04  20.90      97.98       0.00
 700   724        2.44           325,070.79      712     40.86    80.72    6.721   69.20  17.25      97.43       0.34
 725   749        1.76           365,389.84      736     39.60    80.22    6.679   83.15   7.51      95.95       0.00
 750   max        1.38           329,442.95      774     38.56    80.28    6.780   65.70   9.84      96.86       0.00

FICO  FICO
 LOW   LOW  % 2+ FAMILY  % FULL DOC  % LTD DOC  % NO DOC  % MI  % INT ONLY    % CA   %NY    % FL  2 yr IO  3 yr IO  5 yr IO
----  ----  -----------  ----------  ---------  --------  ----  ----------   -----  -----  -----  -------  -------  -------
 500   524
 525   574
 575   599      0.00        70.85      29.15      0.00    0.00    100.00     50.83  10.88  11.65    0.00     0.00    88.90
 600   619      1.78        58.16      41.84      0.00    0.00    100.00     57.11   4.11   2.78    0.00     0.00    88.48
 620   639      3.02        51.55      48.45      0.00    0.00    100.00     48.72   2.38   5.46    0.00     0.00    90.90
 640   659      7.32        53.33      46.67      0.00    0.00    100.00     49.83   6.87   3.78    0.00     0.00    85.55
 660   679      3.91        20.09      79.91      0.00    0.00    100.00     61.49   4.67   4.86    0.00     0.00    84.11
 680   699      2.56        24.42      75.58      0.00    0.00    100.00     63.37   2.81   5.38    0.00     0.00    79.01
 700   724      4.51        32.65      67.35      0.00    0.00    100.00     66.23   7.21   3.01    0.00     0.00    62.85
 725   749      0.00        30.52      69.48      0.00    0.00    100.00     72.54   2.69   9.83    0.00     0.00    68.68
 750   max      8.89        29.69      70.31      0.00    0.00    100.00     64.65  11.78    2.3    0.00     0.00    53.37

VII. SECOND LIEN LOANS (IF ANY)

FICO  FICO       ROW - %          WTD AVG      WTD AVG  WTD AVG  WTD AVG  WTD AVG
 LOW   LOW  TOTAL COLLATERAL  CURR. BAL./LOAN   FICO      DTI      CLTV     GWAC   % SFD  % PUD  % OWNER OCC  % INVESTOR
----  ----  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------  ----------
 500   524
 525   574        0.04           53,345.63       557     43.94    100.00   10.662  50.82   0.00     100.00       0.00
 575   599        0.68           52,432.28       591     43.75     99.69   11.182  69.74  19.21     100.00       0.00
 600   619        1.68           59,779.99       609     43.46     99.16   11.258  73.64  12.48      99.11       0.00
 620   639        1.57           62,888.21       630     42.68     99.35   10.994  68.31  15.11     100.00       0.00
 640   659        1.83           66,309.57       649     43.08     99.45   10.836  64.22  14.11      99.89       0.11
 660   679        1.54           67,852.78       669     42.26     99.43   10.596  60.07  17.69      97.58       0.00
 680   699        1.01           72,913.12       689     43.31     99.60   10.256  61.20  13.50      96.26       0.00
 700   724        0.92           70,042.30       710     41.77     99.70    9.842  72.47  16.18      93.28       0.00
 725   749        0.65           80,846.00       736     42.78     99.68    9.711  71.60   8.45      88.80       0.00
 750   max        0.52           76,776.39       773     42.44     99.52    9.782  60.40  15.94      95.14       0.00

FICO  FICO
 LOW   LOW  % 2+ FAMILY  % FULL DOC  % LTD DOC  % NO DOC  % MI  % INT ONLY   % CA   %NY   % FL
----  ----  -----------  ----------  ---------  --------  ----  ----------  -----  -----  ----
 500   524
 525   574      0.00        66.64      33.36      0.00    0.00     0.00     49.18  22.76     0
 575   599      3.92        75.56      24.44      0.00    0.00     0.00     30.34   5.13  5.95
 600   619      5.09        29.10      70.90      0.00    0.00     0.00     42.45   7.11  6.03
 620   639      8.07        27.64      72.36      0.00    0.00     0.00     40.92   6.83  4.01
 640   659      9.96        19.48      80.52      0.00    0.00     0.00     44.57   6.28  4.16
 660   679      8.83        16.77      83.23      0.00    0.00     0.00     45.10   4.34  7.29
 680   699     12.07        14.53      85.47      0.00    0.00     0.00     46.94   9.39   6.3
 700   724      3.83        17.08      82.92      0.00    0.00     0.00     52.00   5.36  4.88
 725   749      7.70        22.67      77.33      0.00    0.00     0.00     51.94   6.29  8.18
 750   max      9.49        18.43      81.57      0.00    0.00     0.00     56.33  11.50  3.42

VIII. MANUFACTURED HOME LOANS (IF ANY)

FICO  FICO       ROW - %          WTD AVG      WTD AVG  WTD AVG  WTD AVG  WTD AVG
 LOW   LOW  TOTAL COLLATERAL  CURR. BAL./LOAN   FICO      DTI      LTV      GWAC   % SFD  % PUD  % OWNER OCC  % INVESTOR
----  ----  ----------------  ---------------  -------  -------  -------  -------  -----  -----  -----------  ----------
 500  524
 525  574
 575  599
 600  619
 620  639
 640  659
 660  679
 680  699
 700  724
 725  749
 750  max

FICO  FICO                                                                      %      % SINGLE
 LOW   LOW  % 2+ FAMILY  % FULL DOC  % LTD DOC  % NO DOC  % MI  % INT ONLY   LAND/HOM    WIDE     %NY  %FL  2/28  3/27
----  ----  -----------  ----------  ---------  --------  ----  ----------   --------  ---------  ---  ---  ----  ----
 500  524
 525  574
 575  599
 600  619
 620  639
 640  659
 660  679
 680  699
 700  724
 725  749
 750  max